UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016

TRANSATLANTIC PETROLEUM LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

16803 Dallas Parkway Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2016, TransAtlantic Petroleum Ltd. (the “Company”) entered into an Extension of Convertible Promissory Note (the “Extension”) with ANBE Holdings, L.P. (“ANBE”), an entity owned by the children of the Company’s chairman and chief executive officer, N. Malone Mitchell 3rd, and controlled by an entity managed by Mr. Mitchell and his wife. The Company and ANBE are parties to a $5.0 million draw down convertible promissory note (the “Note”) that was due and payable on June 30, 2016. The Extension extended the date on which the Company could request advances under the Note from June 15, 2016 to August 15, 2016 and extended the maturity date of the Note from June 30, 2016 to August 31, 2016. As of June 30, 2016, the Company had borrowed $3.6 million under the Note.

Item 3.02. Unregistered Sales of Equity Securities

On June 30, 2016 and July 1, 2016, the Company issued an aggregate of 5,773,305 common shares (the “Shares”) in private placements under the Securities Act of 1933, as amended (the “Securities Act”). Of the 5,773,305 common shares, (i) 2,905,737 shares were issued to holders of the Company’s outstanding 13.0% Convertible Notes due 2017 (“2017 Notes”), at the election of such holders to receive common shares in lieu of cash interest on the 2017 Notes; (ii) 355,826 shares were issued to ANBE in lieu of cash interest on the Note and (iii) 2,511,742 shares were issued for cash, which was used to pay cash interest to certain holders of the 2017 Notes. All of the shares were issued at a value of $0.6599 per share, which was equal to 75% of the 10-day volume weighted average price through the close of trading of the common shares on the NYSE MKT on June 29, 2016.

The Shares were issued pursuant to the exemptions from the registration requirements of the Securities Act provided by Section 4(2) and Rule 506 of Regulation D under the Securities Act (“Regulation D”), for sales to “accredited investors” (as such term is defined in Rule 501 of Regulation D). Each investor represented to the Company that it is an “accredited investor.” The Shares also contained appropriate transfer restriction legends.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Extension of Convertible Promissory Note, dated June 30, 2016, by and between ANBE Holdings, L.P. and TransAtlantic Petroleum Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2016

TRANSATLANTIC PETROLEUM LTD.

By:	/s/ Chad Burkhardt
Chad Burkhardt
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Extension of Convertible Promissory Note, dated June 30, 2016, by and between ANBE Holdings, L.P. and TransAtlantic Petroleum Ltd.

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